UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 12, 2022

Dine Brands Global, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15283	95-3038279
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

450 North Brand Boulevard, Glendale, California	91203-2306
(Address of principal executive offices)	(Zip Code)

(818) 240-6055

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value	DIN	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Corporation held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) on May 12, 2022. The following matters set forth in the Corporation’s Proxy Statement dated March 30, 2022, which was filed with the Securities and Exchange Commission pursuant to Regulation 14A under the Securities Exchange Act of 1934, were voted upon with the results indicated below.

Proposal One: Election of Directors.

The nominees listed below were elected to serve as directors for a one-year term with the respective votes set forth opposite their names:

	For	Against	Abstain	Broker Non-Votes
Howard M. Berk	13,575,639	273,361	16,032	1,477,256
Susan M. Collyns	13,826,690	22,988	15,354	1,477,256
Richard J. Dahl	13,515,091	333,742	16,199	1,477,256
Michael C. Hyter	13,795,905	53,113	16,014	1,477,256
Larry A. Kay	13,581,072	267,699	16,261	1,477,256
Caroline W. Nahas	13,443,215	406,737	15,080	1,477,256
Douglas M. Pasquale	10,548,958	3,300,274	15,800	1,477,256
John W. Peyton	13,716,351	137,282	11,399	1,477,256
Martha C. Poulter	13,837,650	12,010	15,372	1,477,256
Lilian C. Tomovich	13,714,801	134,711	15,520	1,477,256

Proposal Two: Ratification of the Appointment of Ernst & Young LLP as the Corporation’s Independent Auditor for the 2022 Fiscal Year.

The stockholders ratified the appointment of Ernst & Young LLP as independent auditor of the Corporation for the 2022 fiscal year. The voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
15,273,506	51,801	16,982	0

Proposal Three: Approval, on an Advisory Basis, of the Compensation of the Corporation’s Named Executive Officers.

The stockholders approved, on an advisory basis, the compensation of the Corporation’s named executive officers as disclosed in the Proxy Statement. The voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
13,067,675	754,101	43,256	1,477,256

Proposal Four: Approval of an Amendment to the Dine Brands Global, Inc. 2019 Stock Incentive Plan to Increase the Reservation of Common Stock for Issuance Thereunder.

The stockholders approved the amendment to the Dine Brands Global, Inc. 2019 Stock Incentive Plan as described in the Proxy Statement. The voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
12,539,511	1,281,751	43,770	1,477,256

Proposal Five: A Stockholder Proposal Requesting that the Corporation Produce a Report on the Feasibility of Increasing Tipped Workers’ Wages.

The stockholders did not approve the proposal requesting that the Corporation produce a report on the feasibility of increasing tipped workers’ wages. The voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
1,697,217	11,951,398	216,418	1,477,256

Proposal Six: A Stockholder Proposal Requesting that the Corporation Produce a Report Relating to the Ways in Which the Corporation Reconciles Disparities Between its Published ESG Standards and the Implementation of Those Standards, Including With Respect to the Use of Gestation Crates in its Pork Supply.

The stockholders did not approve the proposal requesting that the Corporation produce a report relating to the ways in which the Corporation reconciles disparities between its published ESG standards and the implementation of those standards, including with respect to the use of gestation crates in its pork supply. The voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
2,615,559	11,034,703	214,770	1,477,256

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 13, 2022	DINE BRANDS GLOBAL, INC.

	By:	/s/ Christine K. Son
Christine K. Son Senior Vice President, Legal, General Counsel and Secretary